Exhibit 10.7 - Form of Subscription Agreement between Golden Century Technologies Corporation and each of the following persons

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (ACT), OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED OR DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN OPINION OF COUNSEL SATISFACTORY TO COUNSEL TO THE COMPANY THAT AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS IS AVAILABLE.

SUBSCRIPTION AGREEMENT

GOLDEN CENTURY TECHNOLOGIES CORPORATION

Gentlemen,

               The undersigned is writing to advise you of the following terms and conditions under which the undersigned hereby offers to subscribe (the “Offer”) for ________ shares of the common stock of Golden Century Technologies Corporation. (the “Company”), par value $.0001 per share (“Common Stock”) upon the terms set forth herein. The investment will be $________. All funds received will be deposited in the Company’s account for immediate use by the Company.

          1.      Subscription

                    Subject to the terms and conditions set forth in this subscription agreement, the undersigned hereby offers to purchase _________ shares of Common Stock for an aggregate purchase price of $_________.

                    If the Offer is accepted, payment for the shares is being made by the delivery of $_______ by cash, check, or money order or wire-transfer payable to the order of Golden Century Technologies Corporation contemporaneously herewith.

          2.      Conditions to Offer

                    The offering is made subject on the following conditions: (A) that you shall have the right to accept or reject this Offer, in whole or in part, for any reason whatsoever; and (B) that the undersigned agrees to comply with the terms of this subscription agreement and to execute and deliver any and all further documents necessary to become a stock holder in the Company.

                    Acceptance of this Offer shall be deemed given by the countersigning of this subscription agreement on behalf of the Company.

          3.      Representations and Warranties of the Undersigned

                    The undersigned, to induce the Company to accept this Offer, hereby warrants and represents as follows:

                    (A)      The undersigned has sufficient liquid assets to sustain a loss of the undersigned’s entire investment.

                    (B)      The Company has not made any other representations or warranties to the undersigned with respect to the Company or rendered any investment advice.

                    (C)      The undersigned has knowledge and experience in financial, investment, and business matters and is capable of evaluating the merits and risks of the prospective investment in the securities of the Company. The undersigned has consulted with such independent legal counsel or other advisers as deemed appropriate to assist the undersigned in evaluating the proposed investment in the Company.

                    (D)      The undersigned represents that he or she (i) has adequate means of providing for current financial needs and possible personal contingencies and has no need for liquidity of investment in the Company; (ii) can afford (a) to hold unregistered securities for an indefinite period of time and (b) to sustain a complete loss of the entire amount of the subscription; and (iii) has not made an excessive overall commitment to investments that are not readily marketable.

                    (E)      The undersigned understands that the offer and sale of the Common Stock is made without the use of an offering memorandum and the undersigned has been afforded the opportunity to ask questions of and receive answers from the officers and/or directors of the Company acting on its behalf concerning the terms and conditions of this transaction and to obtain any additional information, to the extent that the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information furnished. The undersigned has availed himself or herself of such opportunity to the extent considered appropriate to permit evaluation of the merits and risks of an investment in the Company. It is understood that all documents, records, and books pertaining to this investment have been made available for inspection and that the books and records of the Company will be available upon reasonable notice for inspection by investors during reasonable business hours at its principal place of business.

                    (F)      The undersigned acknowledges that the shares of Common Stock have not been registered under the Act in Reliance on an exemption for transactions by an issuer not involving a public offering and further understands that the undersigned is purchasing the Common Stock without being furnished any prospectus setting forth all of the information that may be required to be furnished under the Act.

                    (G)      The shares of Common Stock being subscribed are being acquired solely for the account of the undersigned for personal investment and not with a view to, or for resale in connection with, any distribution.

                    (H)      The undersigned represents and agrees that the undersigned will not sell, transfer, pledge, or otherwise dispose of or encumber the shares except pursuant to the applicable rules and regulations under the Act or applicable state securities laws; prior to any such sale, transfer, pledge, disposition, or encumbrance, the undersigned will, upon request, furnish the Company and its transfer agent with an opinion of counsel satisfactory to the Company in form and substance that registration under the Act and any applicable state securities laws is not required.

                    (I)      The undersigned hereby agrees that the Company may insert the following or similar legend on the face of the Common Stock to be issued, if it is required to comply with the Act or state securities laws:

                              These securities have not been registered under the Securities Act of 1933, as amended (Act), or any state securities laws and may not be sold or otherwise transferred or disposed of except pursuant to an effective registration statement under the Act and any applicable state securities laws, or pursuant to an opinion of counsel satisfactory to counsel to the Company that an exemption from registration under the act and any applicable state securities laws is available.

                              The undersigned certifies that each of the foregoing representations and warranties set forth in subsections (A) through (I) inclusive of the Section 3 are true as of the date hereof and shall survive such date.

          4.      Revocation

                    The undersigned agrees that he or she shall not cancel, terminate, or revoke this Subscription Agreement or any agreement of the undersigned made hereunder and that this Subscription Agreement shall survive the death or disability of the undersigned.

          5.      Termination of Subscription Agreement

                    If the Company elects to cancel this Subscription Agreement, provided that it returns to the undersigned, without interest and without deduction, all sums paid by the undersigned, this Offer shall be null and void and of no further force and effect, and no party shall have any rights against any other party hereunder.

          6.      Miscellaneous

                    (A)      All notices or other communications given or made hereunder shall be in writing and shall be mailed by registered or certified mail, return receipt requested, postage prepaid, to the undersigned.

                    (B)      This Subscription Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties.

          7.      Certification

                    The undersigned certifies that he or she has read this entire Subscription Agreement and that every statement on his or her part made and set forth herein is true and complete.

                    IN WITNESS WHEREOF the undersigned has executed this Subscription Agreement on the date his or her signature has been subscribed to below.

Dated: _________________________

INVESTOR:

ACCEPTANCE

GOLDEN CENTURY TECHNOLOGIES CORPORATION hereby accepts the forgoing subscription agreement.

By:
Authorized Officer

INVESTOR SUITABILITY QUESTIONNAIRE

THE FOLLOWING INVESTOR SUITABILITY QUESTIONNAIRE IS ESSENTIAL TO ENSURE THAT THIS PRIVATE OFFERING IS CONDUCTED IN FULL COMPLIANCE WITH RULE 504 OF REGULATION D PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE QUESTIONNAIRE WILL REMAIN ON FILE IN ABSOLUTE CONFIDENCE IN THE OFFICE OF THE COMPANY. YOUR COOPERATION IN THE FULL COMPLETION OF THE INVESTOR QUESTIONNAIRE IS GREATLY APPRECIATED.

          This questionnaire is being provided to you in connection with your possible purchase of stock (the “Interest”) in Golden Century Technologies Corporation, a Delaware corporation (the “Corporation”).

          The undersigned understands that this questionnaire is to enable the Corporation to discharge their responsibilities under the private placement exemption and rely upon the information contained herein. Accordingly, the undersigned represents as follows:

                    (i) The information contained herein is complete and accurate and may be relied upon by the Corporation and their advisers; and

                    (ii) The undersigned will notify the Corporation immediately of any material change in any such information occurring prior to the acceptance or rejection of its subscription.

          The undersigned also understands and agrees that, although the Corporation will attempt to keep the information provided in the answers to this questionnaire strictly confidential, the Corporation may present this questionnaire and the information provided in answers to it to such parties as they deem advisable if called upon to establish the availability under any federal or state securities laws of an exemption from registration or if the contents hereof are relevant to any issue in any action, suit, or proceeding to which the Corporation is a party or by which the Corporation is or may be bound.

          This questionnaire does not constitute an offer by the Corporation to sell Interests but is a request for information.

1.      Subscriber qualifies as an “accredited investor” pursuant to Rule 501(a) of Regulation D, as promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), by virtue of Subscriber’s meeting at least one of the requirements set forth below, as indicated by Subscriber’s initials to the right of the applicable subparagraph(s):

(a)      The undersigned is a natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of this investment exceeds $1,000,000. The term “net worth” means the excess of total assets over total liabilities. In computing net worth the principal residence of the investor must be valued at cost, including cost of improvements, or at recently appraised value by an institutional lender making a secured loan, net of encumbrances.

_______________ Initial

(b)      The undersigned is a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year. Individual income is defined as adjusted gross income (as reported for federal income tax purposes), less any income earned by a spouse or from property owned by a spouse increased by the following amounts (not attributable to a spouse); (i) the amount of any tax exempt interest income received, (ii) the amount of losses claimed as a limited partner in a limited Corporation and (iii) any deductions claimed for depletion;

_______________
Initial

(c) The undersigned is a corporation or partnership, not formed for the specific purpose of acquiring the Interest, with total assets in excess of $5,000,000;	_______________
Initial

(d)      The undersigned is an organization described in Section 501(c)(3) of the Internal Revenue Code or a Massachusetts or similar business trust, not formed for the specific purpose of acquiring the Interest, with total assets in excess of $5,000,000;

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Initial

(e)      The undersigned is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Interest whose investments are directed by a sophisticated person as described in Rule 506(b)(2)(ii) as adopted by the Securities and Exchange Commission pursuant to the Securities Act:

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Initial

(f) The undersigned is a director or an executive officer of the Corporation;	_______________
Initial

(g)      The undersigned is a bank as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity; an insurance company as defined in Section 2(13) of the Securities Act; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; a Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; or an employee benefit plan within the meaning of Title 1 of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self- directed plan, with investment decisions made solely by persons that are accredited investors;

_______________
Initial

(h) The undersigned is a private business development company, as defined in Section 202(a)(22) of the Investment Advisors Act of 1940; or	_______________
Initial

(i) The undersigned is an entity in which all of the equity owners meet the requirements of at least one of the above subparagraphs.	_______________
Initial

2.      Investor is a bona fide resident of the State or Territory of _____________________ and the Country of ___________________.

3.      Subscriber Information

For Individual Subscribers
(Please Print or Type)

Name of Subscriber:

Telephone Number:

Street Address:

City, State or Territory, Zip:

Country:

Taxpayer ID, or Social Security Number,
if applicable:

Signature:

Date:

For Corporate, Partnership or Trust Subscribers
(Please Print or Type)

Name of Subscriber:

Telephone Number:

Street Address:

City, State or Territory, Zip:

Country:

Taxpayer ID, or Social Security Number,
if applicable:

Name of Authorized Signatory:

Date:

Check Type of Ownership:

___________ Corporation	____________ Partnership

___________ Trust or Pension Plan	____________ Other: ___________________________